MuniYield Michigan Fund, Inc.

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

      A full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of the shares of each class of stock which the Corporation is authorized to issue and the differences in the relative rights and preferences between the shares of each series to the extent that they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent series, will be furnished by the Corporation to any stockholder, without charge, upon request to the Secretary of the Corporation at its principal office.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	-as tenants in common	UNIF GIFT MIN ACT-	....................................................Custodian.....................................................................
TEN ENT	-as tenants by the entireties		(Cust)		(Minor)
JT TEN	-as joint tenants with right of survivorship and not as tenants in common		Under Uniform Gifts to Minors Act...................................................................................................................................
(State)
Additional abbreviations may also be used though not in the above list.

For value received,.........................................................hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE ..................................................................................................................

...........................................................................................................................................................................................
 Please Print or Typewrite Name and Address including Postal Zip Code of Assignee

...........................................................................................................................................................................................

...........................................................................................................................................................................................

.............................................................................................................................................................................Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

...........................................................................................................................................................................................

...........................................................................................................................................................................................
Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated:............................................................................

..........................................................................................................................................................

Signatures must be guaranteed by a national bank or other bank which is a member of the Federal Reserve System (not a savings bank) or by a member firm of any national or regional stock exchange. Notarized signatures are not sufficient.

Common Stock

PAR VALUE $0.10

Common Stock

Par Value $0.10

NUMBER

SHARES

INCORPORATED
UNDER THE LAWS
OF THE STATE OF MARYLAND

CUSIP 626300 20 1

SEE REVERSE FOR CERTAIN DEFINITIONS

MuniYield Michigan Fund, Inc.

This certifies that

Is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

MuniYield Michigan Fund, Inc., transferable on the books of the Corporation by the holder in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation and of the By-Laws of the Corporation and of all the amendments from time to time ____ thereto. This Certificate is valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

Countersigned and Registered

IBT SCHRODER BANK & TRUST COMPANY

Transfer Agent
and Registrar

By

President

Secretary

Authorized Signature